Exhibit 99.2

Additional Information About The Merger

Pursuant to a definitive Agreement and Plan of Merger, dated July 20, 2005 (the “Merger Agreement”) with MGI PHARMA, Inc., a Minnesota corporation (“MGI PHARMA”), Granite Acquisition, Inc. (“Merger Sub”), a wholly owned subsidiary of MGI PHARMA, and Guilford Pharmaceuticals, Inc. (“Guilford”), upon the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub will be merged with and into Guilford, with Guilford continuing as the surviving corporation as a wholly-owned subsidiary of MGI PHARMA (the “Merger”).

In connection with the Merger, MGI PHARMA will file with the SEC a registration statement on Form S-4 containing a Proxy Statement/Prospectus. Investors are urged to read the registration statement, the Proxy Statement/Prospectus when it is available and all other relevant documents filed or to be filed with the SEC because they contain important information about MGI PHARMA, Guilford and the Merger. The final Proxy Statement/Prospectus will be mailed to Guilford stockholders after the registration statement is declared effective by the SEC. Guilford stockholders will be able to obtain the registration statement, the Proxy Statement/Prospectus and any other relevant filed documents for free at the SEC’s website (www.sec.gov). These documents can also be obtained for free from MGI PHARMA by directing a request to MGI PHARMA Investor Relations at 952-346-4700 and for free from Guilford by directing a request to Guilford Investor Relations at 410-631-5022.

Participants in the Merger

MGI PHARMA, Guilford and their directors and officers may be deemed to be participants in the solicitation of proxies from Guilford shareholders in respect of the proposed transaction. Information regarding MGI PHARMA’s participants is available in MGI PHARMA’s Annual Report on Form 10-K for the year ended December 31, 2004 and its proxy statement for its 2005 Annual Meeting of stockholders, which are filed with the SEC. Information regarding Guilford’s participants is available in Guilford’s Annual Report on Form 10-K for the year ended December 31, 2004 and the proxy statement for its 2005 Annual Meeting of stockholders, which are filed with the SEC. Additional information regarding interests of such participants will be included in the registration statement containing the Proxy Statement/Prospectus that will be filed with the SEC. You can obtain free copies of these documents from MGI PHARMA and Guilford using the contact information above.

Dear Fellow Guilford Employees,

I am pleased to announce that Guilford has signed a definitive merger agreement with MGI PHARMA, an oncology and acute care focused biopharmaceutical company headquartered in Minneapolis. This is a very exciting development for Guilford that provides important benefits for both our employees and shareholders, as you will soon learn in more detail.

Very briefly, however, let me share my perspective. A merger between Guilford and MGI PHARMA is an ideal strategic fit that affords our company many opportunities. We share a complementary product and market focus in oncology and acute care, and together will have a robust commercial and R&D portfolio with 6 marketed products and a broad range of late-stage research and development candidates with strong growth potential. Moreover, this merger provides us the resources with which to unlock the full potential of our portfolio. Additionally, the scale and expertise of the combined organization will support the development of Aquavan® as well as our other pipeline products, and also allow us to maximize the commercial potential inherent in Gliadel® and Aquavan®.

I know you will have many questions about the proposed deal, and we intend to address them during an all-employee meeting, which will take place at 9:30 a.m. this morning in the Beckley cafeteria. In the interim, I encourage you to read the press release issued this morning, describing this transaction, and to listen to the webcast of our presentation to the financial community, which is scheduled to begin at 8:30 a.m. E. T. You may access the webcast through Guilford’s website. A link for the webcast will be available in the Investor section of the website, under ‘Presentations’.

I look forward to seeing you at our upcoming employee meeting at 9:30 and to discussing this opportunity in greater detail. As you will see, MGI is an excellent company with a culture very similar to our own and together I am enthusiastic and confident will we share in great success.

Sincerely,

Dean Mitchell
President and Chief Executive Officer

Building a Leading Oncology & Acute Care Focused Biopharmaceutical Company July 2005

Outline MGI overview Transaction highlights Rationale for merger What it means to Guilford employees +

MGI Pharma at a Glance Biopharmaceutical company focused on oncology supportive care Based in Bloomington, MN ~ 300 employees Revenues 2004: $196M (269% increase) Revenues 2005(E): $285M Market cap (7/19/05) : ~$2B

MGI - Four Marketed Products Aloxi(r) injection Salagen(r) tablets Hexalen(r) capsules Kadian(r) capsules

2004 Licensing/Acquisitions Summary Acquired Zycos (MGI PHARMA Biologics) Privately held company focused on research and development of oncology and antiviral products $50M cash transaction Acquired Aesgen Privately held company focused on treatments to combat the side effects of chemotherapy $32M cash plus milestone payments 5% royalty on sales to Aesgen shareholders Kadian(r) capsules - Alpharma 3 year promotion and profit sharing agreement Dacogen(tm) - WW licensing agreement with SuperGen $40M equity investment, $45M in milestone payments $15M committed to development funding 20-30% royalty to SuperGen

MGI Culture Respectful, achievement-focused and fun! Entrepreneurial spirit Balanced culture that rewards teamwork and individual growth Embraces change and innovation Excellence is expected and rewarded Taken from MGI website

MGI Pharma - 3 Year Stock Price A Strong Growth Trajectory

Outline MGI overview Transaction highlights Rationale for merger What it means to Guilford employees +

Transaction Highlights 55.6% premium over Guilford's closing price on 7/20/05 70/30 equity/cash purchase Value of transaction approx. $177.5M

Transaction Highlights (cont.) Combined company to be called MGI Pharma Lonnie Moulder, President and CEO of MGI Pharma to be President and CEO of Guilford New company headquartered in Bloomington, MN facilities in Lexington MA, Princeton NJ and Baltimore MD

Timing and Next Steps Communicate to investment community Obtain regulatory approvals Obtain Guilford shareholder approval Expected to close in Q4 Begin integration planning

Outline MGI overview Transaction highlights Rationale for merger What it means to Guilford employees +

Rationale for Merger Complementary products and market focus ideal strategic fit oncology & acute care Accelerates Guilford growth and pipeline development while avoiding dilution provides additional resources; leverages MGI's commercial and development scale and expertise Creates stronger revenue base and product pipeline to build value and drive long-term financial growth 6 marketed products, broad development portfolio, sustainable research platform

GUILFORD PHARMACEUTICALS

Strong Oncology, Acute Care Franchise


PRE CLINICAL
PH I
PH II
PH III
FDA REVIEW
MARKET
Aloxi® Injection (CINV)
GLIADEL® Wafer
Salagen®
HEXAGEN®
KADIAN®
AGGRASTAT®
DACOGEN (MDS)

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Broad R&D Pipeline Drives Future Growth


DEVELOPMENT
PRE CLINICAL
PH I
PH II
PH III
FDA REVIEW
MARKET
Saforis
Aloxi® (PONV)
AQUAVAN® (Procedural sedation)
Aloxi® (oral)
24C101a (Cervical dysplasia)
GPI 1485 (Parkinson's)
GPI 1485 (PPED)
IROFULVEN (Monotherapy)
IROFULVEN (Combination)
24C 300
M6 98
GPI 15715
PRECLINICAL
NAALADASE Inhibitors
PARP Inhibitors
Acylfulvene Analogs

- 15 -

Outline MGI overview Transaction highlights Rationale for merger What it means to Guilford employees +

Impact on Guilford Employees Expect vast majority of employees to be retained Benefits similar to Guilford Nothing will change until the closing must focus on driving our business forward Integration planning to begin New information provided as available MGI execs will be visiting Guilford in the coming weeks

Q & A

Building a Leading Oncology & Acute Care Focused Biopharmaceutical Company July 2005